Exhibit 10.33

                                                               EXECUTION VERSION


                                    SECOND AMENDMENT, dated as of January 27,
                           2004 (this "AMENDMENT"), to the $192,500,000 AMENDED AND RESTATED FIVE-YEAR REVOLVING CREDIT AND COMPETITIVE ADVANCE FACILITY AGREEMENT, dated as of May 20, 2002 (as amended, the "CREDIT AGREEMENT"), among THE READER'S DIGEST ASSOCIATION, INC., a Delaware corporation (the "COMPANY"), the BORROWING SUBSIDIARIES party thereto (the "BORROWING SUBSIDIARIES"), the LENDERS party thereto (the "LENDERS") and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and collateral agent (in such capacity, the "COLLATERAL AGENT").

                                   WITNESSETH:

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein.

                  WHEREAS, the Company has informed the Administrative Agent that it intends to enter into a sale and partial leaseback transaction of its Westchester County, New York headquarters and has requested that the Required Lenders amend certain provisions of the Credit Agreement in connection with such sale and leaseback transaction as set forth in this Amendment, and the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1. DEFINED TERMS. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

        SECTION 2. AMENDMENTS TO SECTION 1.01. Section 1.01 of the Credit Agreement is hereby amended by adding in its proper alphabetical order the following definition:

                  "HEADQUARTERS SALE AND LEASEBACK" means a sale and leaseback transaction consisting of the sale of the Company's headquarters located in the town of New Castle and having a mailing address at Reader's Digest Road, Pleasantville, NY 10570, for Net Proceeds of not less than $35,000,000, which Net Proceeds shall be used to repay amounts outstanding under the Term Loan Agreement as required pursuant to Section 2.12(b) thereof, and the partial leaseback of such headquarters by the Company.

        SECTION 3. AMENDMENT TO SECTION 6.01(a)(ix). Section 6.01(a)(ix) of the Credit Agreement is hereby amended in its entirety to read as follows:

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                                                                               2

                  "(a)(ix) other Debt that, when aggregated with the aggregate outstanding Debt of the Company secured by Liens permitted pursuant to
         Section 6.02(o) and the aggregate sale price of the assets sold in sale and leaseback transactions permitted pursuant to Section 6.03(b), shall at no time exceed 5.0% of Consolidated Assets."

        SECTION 4. AMENDMENTS TO SECTION 6.02(o). Section 6.02(o) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(o) other Liens securing Debt that, when aggregated with the Debt of Subsidiaries permitted under Section 6.01(a)(ix) and the aggregate sale price of the assets sold in sale and leaseback transactions permitted under Section 6.03(b), does not exceed 5.0% of Consolidated Assets at any time."

        SECTION 5. AMENDMENT TO SECTION 6.03. Section 6.03 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "SALE AND LEASEBACK TRANSACTIONS. The Company will not, and will not permit any Subsidiary to, enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred; PROVIDED, HOWEVER, that, notwithstanding the above, (a) the Company may consummate the Headquarters Sale and Leaseback and (b) the Company or any Subsidiary may engage in any other sale and leaseback transactions if the aggregate sale price of the assets sold in such other transactions, when aggregated with the Debt of Subsidiaries permitted under Section 6.01(a)(ix) and the Debt secured by Liens permitted pursuant to Section 6.02(o), does not exceed 5.0% of Consolidated Assets at any time."

        SECTION 6. AMENDMENT TO SECTION 6.05(d). Section 6.05(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(d) (i) the sale of the Company's headquarters in connection with the Headquarters Sale and Leaseback and (ii) sales, transfers and dispositions of other assets for consideration not greater than $5,000,000 for any such transaction or series of related transactions;"

        SECTION 7. CONSENT TO HEADQUARTERS SALE AND LEASEBACK TRANSACTION; AUTHORIZATION TO RELEASE MORTGAGE. Each of the Lenders hereby consents to the Headquarters Sale and Leaseback and hereby authorizes the Collateral Agent, pursuant to Section 3.04 of the Mortgage encumbering the Company's headquarters, to execute and deliver any documents and take all actions reasonably requested by the Company to release such Mortgage.

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                                                                               3

        SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The Company, as to itself and each of its Subsidiaries, hereby represents and warrants to and agrees with each Lender and the Administrative Agent that:

        (a) The representations and warranties set forth in Article IV of the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the Amendment Effective Date (as defined below), and after giving effect to this Amendment, with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; and

        (b) This Amendment has been duly authorized, executed and delivered by the Company. Each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of the Company and each Borrowing Subsidiary, enforceable against the Company and each Borrowing Subsidiary in accordance with its terms, except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

        (c) As of the Amendment Effective Date (as defined below), after giving effect to this Amendment, no Default has occurred and is continuing.

        SECTION 9. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE") upon satisfaction of the following conditions:

(a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Company, the Borrowing Subsidiaries and the Required Lenders; and

(b) To the extent invoiced, the Administrative Agent shall have been reimbursed for all its reasonable out of pocket expenses, including the reasonable fees, charges and disbursements of its counsel, related to this Amendment or the Credit Agreement.

        SECTION 10. CREDIT AGREEMENT. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

        SECTION 11. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

        SECTION 12. COUNTERPARTS. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single


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                                                                               4

instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart hereof.

        SECTION 13. EXPENSES. The Company agrees to (a) pay all fees separately agreed to between the Company and the Administrative Agent relating to this Amendment and (b) reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.



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                                                                               5

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                           THE READER'S DIGEST ASSOCIATION, INC.,
                           by:


                           -----------------------------------------------------
                           Name:
                           Title:

                           BOOKS ARE FUN, LTD.,
                           by:


                           -----------------------------------------------------
                           Name:
                           Title:

                           QSP, INC.,
                           by:


                           -----------------------------------------------------
                           Name:
                           Title:

                           REIMAN MEDIA GROUP, INC.,
                           by:


                           -----------------------------------------------------
                           Name:
                           Title:



                           JPMORGAN CHASE BANK, individually and as
                           Administrative Agent and Collateral Agent,
                           by:


                           -----------------------------------------------------
                           Name:
                           Title:

                           To approve the Second Amendment to the Credit
                           Agreement:


                           Name of Institution:
                                              ---------------------------------

                           by:


                           ----------------------------------------------------
                           Name:
                           Title: